iShares®

iShares Trust

Supplement dated March 16, 2018

to the Summary Prospectus and Prospectus,

each dated August 1, 2017,

and Statement of Additional Information (the “SAI”)

dated August 1, 2017,

for the iShares Asia 50 ETF (AIA) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective March 16, 2018, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund are as follows:

Fund Name	Creation Unit Size	Approximate Value of a Creation Unit as of March 15, 2018
iShares Asia 50 ETF	50,000 shares per unit	$3,532,636

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-AIA-0318

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